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                                                                    EXHIBIT 23.1


                         Consent of Grant Thornton LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the incorporation of our report dated April 5, 2002, included in this Annual Report on Form 10-KSB, into the Donlar Biosyntrex Corporation previously filed Registration Statements on Form S-8, File Nos. 333-95943, 333-47285, 333-29113, 333-18157, 333-63932 and
333-60002.


GRANT THORNTON LLP

Chicago, Illinois
April __, 2002